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                                                  HECO Exhibit 10.3(b)
                                                  --------------------

                            AMENDMENT NO. 1 TO THE
             SECOND AMENDED AND RESTATED POWER PURCHASE AGREEMENT
                                    BETWEEN
                           HILO COAST POWER COMPANY
                                      AND
                      HAWAII ELECTRIC LIGHT COMPANY, INC.



     THIS AMENDMENT NO. 1 ("Amendment") is entered as of this 5/th/ day of November, 1999, by and between HILO COAST POWER COMPANY, a Division of Brewer Environmental Industries, LLC ("HCPC") and HAWAII ELECTRIC LIGHT COMPANY, INC., a Hawaii corporation ("HELCO").

                                  WITNESSETH:

     WHEREAS, HCPC and HELCO are parties to a Second Amended And Restated Power Purchase Agreement dated as of October 4, 1999 ("Amended PPA"), under which HCPC shall sell and HELCO shall purchase capacity and energy from a twenty-two megawatt (22 MW) facility located in Pepeekeo, Hawaii; and

     WHEREAS, HCPC and HELCO desire to amend portions of Section XVIII of the Amended PPA by this Amendment.

     NOW THEREFORE, in consideration of the premises and mutual agreements and covenants contained herein, the parties hereby agree as follows:

     1.  Amendment to Section XVIII "PUC Approval".  Paragraph two of Section
         -----------------------------------------
XVIII is amended by replacing "November 30, 1999" in the second and fourth lines with "December 10, 1999", and by replacing "December 15, 1999" in the eighth line with
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"December 27, 1999". Paragraph three of Section XVIII is amended by replacing
"November 30, 1999" in the second line with "December 10, 1999".

     2.  Other Terms Not Changed.  Except as expressly amended by this
         -----------------------
Amendment, the Amended PPA shall remain in full force and effect. In the event that a conflict arises between the Amended PPA and this Amendment, this Amendment shall prevail, but the respective documents shall be interpreted to be in harmony with each other where possible.

     3.  Effective Date.  This Amendment shall become effective as of the date
         --------------
first above written.

     4.  Counterparts.  This Amendment may be executed in counterparts and all
         ------------
so executed shall constitute one Amendment, binding on both parties thereto, notwithstanding that both parties may not be signatories to the original or the same counterpart.

     IN WITNESS WHEREOF, HELCO and HCPC have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                    HELCO: HAWAII ELECTRIC LIGHT COMPANY, INC.

                            By:  /S/ Edward Y. Hirata
                            Its: Vice President

                            By:  /S/ Warren H. W. Lee
                            Its: President

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                    HCPC:  HILO COAST POWER COMPANY,

                           a Division of Brewer Environmental Industries, LLC, a Hawaii Limited Liability Company By Brewer Environmental Industries Holdings, Inc.

                           By:  /S/ Richard T. Hill
                           Its: Vice President

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